EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI
In re Patriot Coal Corporation

Case No. (Jointly Administered)	12-51502
Reporting Period:	April 30, 2013

Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ JOHN E. LUSHEFSKI	May 17, 2013
Signature of Authorized Individual*	Date

John E. Lushefski
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Patriot Coal Corporation	12-51502
Affinity Mining Company	12-52020
Apogee Coal Company, LLC	12-52026
Appalachia Mine Services, LLC	12-52021
Beaver Dam Coal Company, LLC	12-52022
Big Eagle, LLC	12-52028
Big Eagle Rail, LLC	12-52027
Black Stallion Coal Company, LLC	12-52030
Black Walnut Coal Company	12-52029
Bluegrass Mine Services, LLC	12-52031
Brook Trout Coal, LLC	12-52034
Catenary Coal Company, LLC	12-52036
Central States Coal Reserves of Kentucky, LLC	12-52038
Charles Coal Company, LLC	12-52037
Cleaton Coal Company	12-52039
Coal Clean LLC	12-52040
Coal Properties, LLC	12-52041
Coal Reserve Holding Limited Liability Company No.2	12-52042
Colony Bay Coal Company	12-52043
Cook Mountain Coal Company, LLC	12-52044
Corydon Resources LLC	12-52045
Coventry Mining Services, LLC	12-52046
Coyote Coal Company LLC	12-52047
Cub Branch Coal Company LLC	12-52048
Dakota LLC	12-52050
Day LLC	12-52049
Dixon Mining Company, LLC	12-52051
Dodge Hill Holding JV, LLC	12-52053
Dodge Hill Mining Company, LLC	12-52055
Dodge Hill of Kentucky, LLC	12-52054
EACC Camps, Inc.	12-52056
Eastern Associated Coal, LLC	12-52057
Eastern Coal Company, LLC	12-52059
Eastern Royalty, LLC	12-52060
Emerald Processing, L.L.C.	12-52061
Gateway Eagle Coal Company, LLC	12-52062

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Grand Eagle Mining, LLC	12-52064
Heritage Coal Company LLC	12-52063
Highland Mining Company, LLC	12-52065
Hillside Mining Company	12-52066
Hobet Mining, LLC	12-52068
Indian Hill Company LLC	12-52069
Infinity Coal Sales, LLC	12-52070
Interior Holdings, LLC	12-52072
IO Coal LLC	12-52073
Jarrell's Branch Coal Company	12-52075
Jupiter Holdings LLC	12-52076
Kanawha Eagle Coal, LLC	12-52077
Kanawha River Ventures I, LLC	12-52078
Kanawha River Ventures II, LLC	12-52079
Kanawha River Ventures III, LLC	12-52080
KE Ventures, LLC	12-52081
Little Creek LLC	12-52082
Logan Fork Coal Company	12-52083
Magnum Coal Company LLC	12-52084
Magnum Coal Sales LLC	12-52085
Martinka Coal Company, LLC	12-52086
Midland Trail Energy LLC	12-52087
Midwest Coal Resources II, LLC	12-52088
Mountain View Coal Company, LLC	12-52089
New Trout Coal Holdings II, LLC	12-52090
Newtown Energy, Inc.	12-52091
North Page Coal Corp.	12-52092
Ohio County Coal Company, LLC	12-52094
Panther LLC	12-52095
Patriot Beaver Dam Holdings, LLC	12-52017
Patriot Coal Company, L.P.	12-52096
Patriot Coal Sales LLC	12-52097
Patriot Coal Services LLC	12-52102
Patriot Leasing Company LLC	12-52103
Patriot Midwest Holdings, LLC	12-52104
Patriot Reserve Holdings, LLC	12-52105
Patriot Trading LLC	12-52106
PCX Enterprises, Inc.	12-52019
Pine Ridge Coal Company, LLC	12-52107

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Pond Creek Land Resources, LLC	12-52108
Pond Fork Processing LLC	12-52110
Remington Holdings LLC	12-52117
Remington II LLC	12-52118
Remington LLC	12-52119
Rivers Edge Mining, Inc.	12-52120
Robin Land Company, LLC	12-52121
Sentry Mining, LLC	12-52123
Snowberry Land Company	12-52124
Speed Mining LLC	12-52125
Sterling Smokeless Coal Company, LLC	12-52127
TC Sales Company, LLC	12-52128
The Presidents Energy Company LLC	12-52130
Thunderhill Coal LLC	12-52131
Trout Coal Holdings, LLC	12-52132
Union County Coal Co., LLC	12-52133
Viper LLC	12-52134
Weatherby Processing LLC	12-52135
Wildcat Energy LLC	12-52136
Wildcat, LLC	12-52137
Will Scarlet Properties LLC	12-52138
Winchester LLC	12-52139
Winifrede Dock Limited Liability Company	12-52140
Yankeetown Dock, LLC	12-52141

Notes to the MOR:
On July 9, 2012 (the “Petition Date”), Patriot Coal Corporation (“Patriot”), as a stand-alone entity, and substantially all of its wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York. On December 19, 2012, the U.S. Bankruptcy Court for the Southern District of New York entered an order transferring the Chapter 11 Cases to the U.S. Bankruptcy Court for the Eastern District of Missouri (the U.S. Bankruptcy Court for the Eastern District of Missouri and/or the U.S. Bankruptcy Court for the Southern District of New York, as applicable, the "Bankruptcy Court"). The Chapter 11 Cases are being jointly administered in the Bankruptcy Court under the caption “In re: Patriot Coal Corporation, et al. (Case No. 12-51502).” Patriot's joint ventures and certain of Patriot's other subsidiaries (collectively, the “Non-Debtors”) were not included in the filing.
This Monthly Operating Report (“MOR”) has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format intended to meet the requirements of the United States Trustee for the Eastern District of Missouri (the “U.S. Trustee”). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.
The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in Patriot’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission.
No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.
Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.patriotcaseinfo.com.
Notes to MOR-3:
As of April 30, 2013, we have received the full proceeds from our $375 million term loan under our Debtor-in-Possession financing. Our $375 million Debtor-in-Possession financing is included in current portion of debt as the initial maturity date is October 4, 2013. The initial maturity date can be extended until December 31, 2013 subject to certain specified conditions.
As of April 30, 2013, we have $185 million in cash and cash equivalents and $50 million in a cash collateral account, which is included in "Cash collateralization deposits," on our consolidated balance sheet.
Notes to MOR-4 and MOR-5:
For status of post-petition tax payments, see disclosures as noted on MOR-4. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon request.
Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request: (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.
Notes to MOR-6:
The post-petition secured notes adequate protection payments schedule is not applicable as there were no such payments in April 2013.

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Patriot Coal Corporation	12-51502	$136,133	$32,625
Affinity Mining Company	12-52020	—	—
Apogee Coal Company, LLC	12-52026	—	11,105
Appalachia Mine Services, LLC	12-52021	—	1,050
Beaver Dam Coal Company, LLC	12-52022	—	—
Big Eagle, LLC	12-52028	—	47
Big Eagle Rail, LLC	12-52027	—	—
Black Stallion Coal Company, LLC	12-52030	—	3,152
Black Walnut Coal Company	12-52029	—	2
Bluegrass Mine Services, LLC	12-52031	—	—
Brook Trout Coal, LLC	12-52034	—	—
Catenary Coal Company, LLC	12-52036	—	6,725
Central States Coal Reserves of Kentucky, LLC	12-52038	—	434
Charles Coal Company, LLC	12-52037	—	—
Cleaton Coal Company	12-52039	—	—
Coal Clean LLC	12-52040	—	333
Coal Properties, LLC	12-52041	—	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	—	—
Colony Bay Coal Company	12-52043	—	185
Cook Mountain Coal Company, LLC	12-52044	—	—
Corydon Resources LLC	12-52045	—	309
Coventry Mining Services, LLC	12-52046	—	—
Coyote Coal Company LLC	12-52047	—	3,636
Cub Branch Coal Company LLC	12-52048	—	—
Dakota LLC	12-52050	—	28
Day LLC	12-52049	—	—
Dixon Mining Company, LLC	12-52051	—	—
Dodge Hill Holding JV, LLC	12-52053	—	—
Dodge Hill Mining Company, LLC	12-52055	—	3,833
Dodge Hill of Kentucky, LLC	12-52054	—	—
EACC Camps, Inc.	12-52056	—	—
Eastern Associated Coal, LLC	12-52057	—	20,552
Eastern Coal Company, LLC	12-52059	—	—
Eastern Royalty, LLC	12-52060	—	279
Emerald Processing, L.L.C.	12-52061	—	173
Gateway Eagle Coal Company, LLC	12-52062	—	1,473
Grand Eagle Mining, LLC	12-52064	—	210
Heritage Coal Company LLC	12-52063	—	2,126
Highland Mining Company, LLC	12-52065	—	12,788

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Hillside Mining Company	12-52066	—	29
Hobet Mining, LLC	12-52068	—	12,243
Indian Hill Company LLC	12-52069	—	—
Infinity Coal Sales, LLC	12-52070	—	2
Interior Holdings, LLC	12-52072	—	—
IO Coal LLC	12-52073	—	49
Jarrell's Branch Coal Company	12-52075	—	2
Jupiter Holdings LLC	12-52076	—	111
Kanawha Eagle Coal, LLC	12-52077	—	3,884
Kanawha River Ventures I, LLC	12-52078	—	—
Kanawha River Ventures II, LLC	12-52079	—	—
Kanawha River Ventures III, LLC	12-52080	—	7
KE Ventures, LLC	12-52081	—	—
Little Creek LLC	12-52082	—	94
Logan Fork Coal Company	12-52083	—	—
Magnum Coal Company LLC	12-52084	—	1,457
Magnum Coal Sales LLC	12-52085	—	—
Martinka Coal Company, LLC	12-52086	—	187
Midland Trail Energy LLC	12-52087	—	3,353
Midwest Coal Resources II, LLC	12-52088	—	—
Mountain View Coal Company, LLC	12-52089	—	46
New Trout Coal Holdings II, LLC	12-52090	—	—
Newtown Energy, Inc.	12-52091	—	1,142
North Page Coal Corp.	12-52092	—	—
Ohio County Coal Company, LLC	12-52094	—	252
Panther LLC	12-52095	—	10,037
Patriot Beaver Dam Holdings, LLC	12-52017	—	—
Patriot Coal Company, L.P.	12-52096	—	68
Patriot Coal Sales LLC	12-52097	—	8,784
Patriot Coal Services LLC	12-52102	—	2,164
Patriot Leasing Company LLC	12-52103	—	3,900
Patriot Midwest Holdings, LLC	12-52104	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—
Patriot Trading LLC	12-52106	—	—
PCX Enterprises, Inc.	12-52019	—	—
Pine Ridge Coal Company, LLC	12-52107	—	307
Pond Creek Land Resources, LLC	12-52108	—	—
Pond Fork Processing LLC	12-52110	—	—
Remington Holdings LLC	12-52117	—	—

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Remington II LLC	12-52118	—	—
Remington LLC	12-52119	—	3,580
Rivers Edge Mining, Inc.	12-52120	—	79
Robin Land Company, LLC	12-52121	—	2,316
Sentry Mining, LLC	12-52123	—	—
Snowberry Land Company	12-52124	—	—
Speed Mining LLC	12-52125	—	3,406
Sterling Smokeless Coal Company, LLC	12-52127	—	—
TC Sales Company, LLC	12-52128	—	—
The Presidents Energy Company LLC	12-52130	—	—
Thunderhill Coal LLC	12-52131	—	—
Trout Coal Holdings, LLC	12-52132	—	—
Union County Coal Co., LLC	12-52133	—	—
Viper LLC	12-52134	—	—
Weatherby Processing LLC	12-52135	—	—
Wildcat Energy LLC	12-52136	—	1,152
Wildcat, LLC	12-52137	—	26
Will Scarlet Properties LLC	12-52138	—	6
Winchester LLC	12-52139	—	—
Winifrede Dock Limited Liability Company	12-52140	—	10
Yankeetown Dock, LLC	12-52141	—	—

Notes to MOR-1:
Cash receipts and disbursements are for the period April 1, 2013 through April 30, 2013.
Cash receipts are collected at the Patriot Coal Corporation entity, where the cash remains. Cash disbursements are also made from Patriot Coal Corporation; however, we allocated these disbursements based upon the entity for whom the payment was being made. Disbursements made for Non-Debtors are not included in the schedule.

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	7867	$17,673
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1665	—
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	8796	140,020
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1872	—
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0808	100
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0744	2,000
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0736	5,000
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	0847	20,000
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	9577	1
Patriot Coal Corporation	12-51502	Comerica Bank, 1717 Main Street, Dallas, TX 75201	0469	closed
Patriot Coal Corporation	12-51502	Sovereign/Santander, One Aldwyn Center, Villanova, PA 19085	0078	closed
Patriot Coal Corporation	12-51502	BB&T, 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0285	1,008
Patriot Coal Corporation	12-51502	Old National Bank, PO Box 23, Henderson, KY 42419-0023	5798	27
Patriot Coal Corporation	12-51502	United National Bank (WV), 500 Virginia Street East, Charleston, WV 25301	9778	5
Patriot Coal Corporation	12-51502	Reich and Tang, 1411 Broadway, 28th Floor, New York, NY 10018	0688	closed
Apogee Coal Company, LLC	12-52026	Logan Bank and Trust Company	3013	3
Appalachia Mine Services, LLC	12-52021	Premier Bank Boone Division, 300 State Street, Madison, WV 25130	9760	5
Catenary Coal Company, LLC	12-52036	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	6124	9
Dodge Hill Mining Company, LLC	12-52055	Old National Bank, PO Box 718, Evansville, IN 47705	4618	4
Eastern Associated Coal, LLC	12-52057	Boone County Bank, PO Box 7, Madison, WV 25130	2203	3
Eastern Associated Coal, LLC	12-52057	Clear Mountain Bank, PO Box 205, Bruceton Mills, WV 26525	3650	7
Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7076	closed

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4393	closed
Heritage Coal Company LLC	12-52063	Old National Bank, PO Box 718, Evansville, IN 47705	9523	2
Heritage Coal Company LLC	12-52063	US Bank, EP-MN-WS3C, 60 Livingston Ave, 3rd Floor, St Paul, MN 55107	6000	—
Highland Mining Company, LLC	12-52065	Old National Bank, PO Box 718, Evansville, IN 47705	3346	3
Hobet Mining, LLC	12-52068	United Bank, 500 Virginia Street East, Charleston, WV 25301	5973	5
Kanawha Eagle Coal, LLC	12-52077	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	9116	4
Kanawha Eagle Coal, LLC	12-52077	BB&T , 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0365	78
Magnum Coal Company LLC	12-52084	Huntington Bank, 919 5th Ave., Huntington, WV 25701	8169	25
Midland Trail Energy LLC	12-52087	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	7457	3
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7068	closed
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4628	closed
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	0773	2
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	1670	4
Patriot Coal Company, L.P.	12-52096	Ohio Valley National Bank, PO Box 5, Henderson, KY 42420	9129	7
PCX Enterprises, Inc.	12-52019	Capital One Bank, 404 Fifth Ave., 4th Floor, New York, NY 10018	3612	closed
Pine Ridge Coal Company, LLC	12-52107	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	6286	closed
Robin Land Company, LLC	12-52121	Huntington Bank, 919 5th Ave., Huntington, WV 25701	1897	3

Notes to MOR-1a:
All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but will be made available upon request.

In re Patriot Coal Corporation	Form No.	MOR-2
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Statements of Operations
For the Month Ended April 30, 2013
(Amount in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
Revenues
Sales	$127,255	$—	$—	$127,255
Other revenues	649	—	—	649
Total revenues	127,904	—	—	127,904

Cost and expenses
Operating costs and expenses	118,969	3	—	118,972
Depreciation, depletion and amortization	15,937	—	—	15,937
Asset retirement obligation expense	5,681	—	—	5,681
Selling and administrative expenses	2,954	—	—	2,954
Net gain on disposal or exchange of assets	(484)	—	—	(484)
Loss from equity affiliates	—	216	—	216
Loss from non-debtor entities	219	—	(219)	—

Operating loss	(15,372)	(219)	219	(15,372)

Interest expense and other	4,959	—	—	4,959
Interest income	(1)	—	—	(1)

Loss before reorganization items and income taxes	(20,330)	(219)	219	(20,330)
Reorganization items, net (1)	6,282	—	—	6,282

Loss before income taxes	(26,612)	(219)	219	(26,612)
Income tax benefit	—	—	—	—

Net loss	$(26,612)	$(219)	$219	$(26,612)

Notes to MOR-2:
(1)    The Company’s reorganization items for the month ended April 30, 2013 consisted of the following:

Professional fees	$6,713
Adjustment for rejected executory contracts and leases	(429)
Interest income	(2)
Reorganization items, net	$6,282
Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Interest income represents interest earned on investment of proceeds from DIP financing.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
April 30, 2013
(Amounts in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
ASSETS
Current assets
Cash and cash equivalents	$184,896	$114	$—	$185,010
Accounts receivable and other, net of allowance	127,853	—	—	127,853
Inventories	111,704	—	—	111,704
Prepaid expenses and other current assets	88,002	531	—	88,533
Total current assets	512,455	645	—	513,100
Property, plant, equipment and mine development
Land and coal interests	2,894,295	—	—	2,894,295
Buildings and improvements	588,039	—	—	588,039
Machinery and equipment	777,468	—	—	777,468
Less accumulated depreciation, depletion and amortization	(1,181,430)	—	—	(1,181,430)
Property, plant, equipment and mine development, net	3,078,372	—	—	3,078,372
Cash collateralization deposits	64,990	—	—	64,990
Investments and other assets	12,748	20,140	—	32,888
Investments in non-debtor entities	15,041	—	(15,041)	—
Intercompany receivable (payable)	2,473	(2,473)	—	—
Total assets	$3,686,079	$18,312	$(15,041)	$3,689,350

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$230,051	$3,271	$—	$233,322
Current portion of debt	378,093	—	—	378,093
Total current liabilities	608,144	3,271	—	611,415
Long-term debt, less current maturities	8,084	—	—	8,084
Asset retirement obligation	732,201	—	—	732,201
Workers' compensation obligations	256,834	—	—	256,834
Coal Act postretirement benefit obligations	87,805	—	—	87,805
Obligation to industry fund	33,193	—	—	33,193
Other noncurrent liabilities	77,146	—	—	77,146
Total liabilities not subject to compromise	1,803,407	3,271	—	1,806,678
Liabilities subject to compromise (1)	2,229,966	—	—	2,229,966
Total liabilities	4,033,373	3,271	—	4,036,644
Stockholders' equity (deficit)	(347,294)	15,041	(15,041)	(347,294)
Total liabilities and stockholders' equity (deficit)	$3,686,079	$18,312	$(15,041)	$3,689,350

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
April 30, 2013
(Amounts in thousands)

Notes to MOR-3:
(1) Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.
The Bankruptcy Court approved payment of certain pre-petition obligations, including employee wages, salaries and certain benefits and payments to certain shippers and critical vendors. The Debtors are required to pay vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 Petitions and other business related payments necessary to maintain the operations of the Debtors' businesses. Obligations associated with these matters are not classified as liabilities subject to compromise.
The Debtors continue to review executory contracts and unexpired leases to determine which contracts will be rejected, assumed or renegotiated. We expect additional liabilities subject to compromise will arise due to rejection of executory contracts, including leases, and from the determination of the Bankruptcy Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. Due to the uncertain nature of many of the potential claims, we cannot project the magnitude of such claims with certainty. We also expect that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities subject to compromise to liabilities not subject to compromise.
On April 26, 2013, the Bankruptcy Court entered an order authorizing the Debtors to discontinue substantially all of their non-union retiree healthcare programs, eliminate retiree life insurance benefits for current non-union employees, and cap life insurance benefits for current non-union retirees. The liability associated with our non-union and salaried retiree healthcare and life insurance benefits totaled approximately $63 million as of April 30, 2013 and is classified as “Liabilities subject to compromise.” We estimate approximately $14 million of this liability will remain upon the modification or termination of the plans addressed by this court order and will be reclassified to liabilities not subject to compromise in the second quarter of 2013.
As of May 9, 2013, the Debtors have received approximately 4,000 proofs of claim, a portion of which assert, in part or in whole, unliquidated amounts. In the aggregate, total liquidated proofs of claim of approximately $134.5 billion have been filed against the Debtors. New and amended claims may be filed in the future, including claims amended to assign values to claims originally filed with no designated value. We are now in the process of reconciling such claims to the amounts listed in the Debtors’ books and records. Differences between liability amounts estimated by the Debtors and claims filed by creditors are being investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims.
Through the claims resolution process, we expect to identify a substantial number of claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have already been satisfied, have been later amended or superseded, are without merit, are overstated or should be disallowed for other reasons. As of May 9, 2013, we estimated that the claims resolution process will reduce the total liquidated proof of claims by approximately $132.9 billion, primarily due to redundant claims. As of May 9, 2013, the Debtors have filed with the Bankruptcy Court objections to claims totaling $28.5 million seeking orders to reduce claims by this amount. We continue to evaluate the filed claims and expect to continue to file claim objections with the Bankruptcy Court.
In addition, as a result of this process, we may identify additional liabilities that need to be recorded or reclassified to liabilities subject to compromise and will adjust amounts as necessary. Such adjustments may be material. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
April 30, 2013
(Amounts in thousands)

Liabilities subject to compromise at April 30, 2013 consisted of the following:

Postretirement benefit obligations, excluding Coal Act	$1,513,732
Unsecured debt	458,500
Interest payable	4,838
Rejected executory contracts and leases	162,858
Trade payables	72,425
Other accruals	17,613
$2,229,966
Other accruals primarily include liabilities subject to compromise related to litigation reserves, employee claims and other operating accruals.

In re Patriot Coal Corporation	Form No.	MOR-4
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Status of Post-Petition Taxes
For the Month Ended April 30, 2013
(Amounts in thousands)

	Beginning Tax Liability	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax Liability

Payroll Taxes - Federal, State and Local	$1,876	$10,542	$(10,385)	$2,033

Federal Taxes, excluding Payroll Taxes
Federal Production Tax	1,246	1,295	(1,760)	781
Federal Income Tax	—	—	—	—
Total Federal Taxes, excluding Payroll Taxes	1,246	1,295	(1,760)	781

State and Local Taxes, excluding Payroll Taxes
State Production Tax	20,324	6,159	(4,547)	21,936
Real Estate Tax	2,779	818	(163)	3,434
Personal Property Tax	4,057	826	(165)	4,718
Sales Tax	2	—	(1)	1
Use Tax	163	133	(99)	197
Franchise Tax	(413)	27	—	(386)
Other Taxes	106	(38)	(9)	59
Total State and Local Taxes, excluding Payroll Taxes	27,018	7,925	(4,984)	29,959

Total Taxes	$30,140	$19,762	$(17,129)	$32,773

Notes to MOR-4
Tax payments may include certain pre-petition payments that were authorized through motions approved by the Bankruptcy Court.

In re Patriot Coal Corporation	Form No.	MOR-6
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Payments to Professionals
For the Month Ended April 30, 2013
(Amounts in thousands)

		Amount Paid
Professional	Role	Month	Cumulative from July 9, 2012

AlixPartners/AP Services	Bankruptcy & Restructuring Advisors	$609	$5,129
Blackstone Advisory Partners L.P.	Investment Banker	—	858
Bryan Cave LLP	Restructuring & Corporate Counsel	30	98
Carmody MacDonald P.C.	UCC Counsel	30	80
Cole, Schotz, Miesel, Forman & Leonard, P.A.	UCC Conflicts Counsel	13	517
Curtis, Mallet-Prevost, Colt & Mosle LLP	Conflicts Counsel	19	341
Davis Polk & Wardwell LLP	Special Counsel	—	14,862
EPIQ Bankruptcy Solutions, LLC	UCC Information Agent	—	18
GCG, Inc.	Notice, Claim & Administrative Agent	401	3,065
Houlihan Lokey Capital, Inc.	UCC Financial Advisor & Investment Banker	133	967
Kramer Levin Naftalis & Frankel, LLP	UCC Counsel	447	4,931
Mesirow Financial Consulting, LLC	UCC Financial Advisor	178	969
Stahl Cowen	Official Salaried Retiree Committee Counsel	150	150
Weil, Gotshal & Manges LLP	DIP Lender Counsel	—	1,400
Willkie Farr & Gallagher LLP	DIP Lender Counsel	155	1,578

Notes to MOR-6:
Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

In re Patriot Coal Corporation	Form No.	MOR-7
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	April 30, 2013
	Federal Tax I.D. #	20-5622045
Debtor Questionnaire
For the Month Ended April 30, 2013

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	✓		Disbursements from Non-Debtor account acquired in December 2012
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5	Is the Debtor delinquent in paying any insurance premium payment?		✓
6	Have any payments been made on pre-petition liabilities this reporting period?	✓		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	✓		Normal course of business
8	Are any post petition payroll taxes past due?		✓
9	Are any post petition State or Federal income taxes past due?		✓
10	Are any post petition real estate taxes past due?		✓
11	Are any other post petition taxes past due?		✓
12	Have any pre-petition taxes been paid during this reporting period?	✓		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?		✓
14	Are any wage payments past due?		✓
15	Have any post petition loans been received by the Debtor from any party?		✓
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18	Have the owners or shareholders received any compensation outside of the normal course of business?		✓